Exhibit 3.2
                                     BYLAWS

                                       OF

                             ATTACHE HOLDINGS, LTD.

                                    ARTICLE I
                                     Offices
                                     -------

         The principal office of the Corporation in Colorado shall initially be located in Denver, Colorado. The Corporation may have such other offices, either within or outside the State of Colorado, as the Board of Directors may designate, or as the business of the Corporation may require from time to time.

         The registered office of the Corporation required by the Colorado Business Corporation Act to be maintained in the State of Colorado may be, but need not be, identical with the principal office, and the address of the registered office may be changed from time to time by the Board of Directors.

                                   ARTICLE II

                                  Shareholders
                                  ------------

         Section 1.        Annual Meeting.
                           ---------------

         The annual meeting of the shareholders shall be held pursuant to notice given by the Board of Directors for the purpose of electing directors and for the transaction of such other business as may come before the meeting.

         Section 2.        Special Meetings
                           ----------------

         Special meetings of the shareholders, for any purpose, unless otherwise prescribed by statute, may be called by the President or by the Board of Directors, and shall be called by the President at the request of the holders of not less than ten (10%) percent of all the outstanding shares of the Corporation entitled to vote at the meeting. Such request shall state the purposes of the proposed meeting.

         Section 3.        Adjournment
                           -----------

         a. When the annual meeting is convened, or when any special meeting is convened, the presiding officer may adjourn it for such period of time as may be reasonably necessary to reconvene the meeting at another place and another time.

         b. The presiding officer shall have the power to adjourn any meeting of the shareholders for any including but no limited to, lack of a quorum, to secure a more adequate meeting place, to elect officials to count and tabulate votes, to review any shareholder proposals or to pass upon any challenge which may properly come before the meeting.

         C. When a meeting is adjourned to another time at place, it shall not be necessary to give any notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken and any business may be transacted at the adjourned meeting that might have been transacted on the original date of the meeting. If, however, after the adjournment the Board fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given in compliance with Subsection (4)(a) of this Article II to each shareholder of record on the new record date entitled to vote at such meeting.

         Section 4.        Notice of Meeting: Purpose of Meeting; Waiver
                           ---------------------------------------------

         a. Each shareholder of record entitled to vote at any meeting shall be given in person, or by first class mail, postage prepaid, written notice of such meeting which, in the case of a special meeting, shall set forth the purpose(s) for which the meeting is called, not less than ten (10) or more then fifty (50) days before the date of such meeting. If mailed, such notice is to be sent to the shareholder's address as it appears on the stock transfer books of the Corporation unless the shareholder shall have requested of the Secretary in writing at least fifteen (15) days prior to the distribution of any required notice that any notice intended for him to be sent to some other address, in which case the notice may be sent to the address so designated. Notwithstanding any such request by a shareholder, notice sent to a shareholder's address as it appears on the stock transfer books of this Corporation as of the record date shall be deemed properly given. Any notice of a meeting sent by the United States mail shall be deemed delivered when deposited with proper postage thereon with the United States Postal Service or in any mail receptacle under its control.

         b. A shareholder waives notice of any meeting by attendance, either in person or by proxy, at such meeting or by waiving notice in writing either before, during or after such meeting. Attendance at a meeting for the express purpose of objecting that the meeting was not lawfully called or convened, however, will not constitute a waiver of notice by a shareholder stating at the beginning of the meeting, his objection that the meeting is not lawfully called or convened.

         c. Whenever the holders of at least eighty (80%) percent of the capital stock of the Corporation having the right to vote shall be present at any annual or special meeting of shareholders, however called or notified, and shall sign a written consent thereto on the minutes of such meeting, the meeting shall be valid for all purposes.

         d. A Waiver of Notice signed by all shareholders entitled to vote at a meeting of shareholders may also be used for any other proper purpose including but not limited to, designating any place within or without the State of Colorado as the place for holding such a meeting.

         e. Neither the business to be transacted at nor the purpose of, any regular or special meeting of shareholders need be specified in any written Waiver of Notice.

         Section 5.  Closing of Transfer Books; Record Date; Shareholders' List.
                     -----------------------------------------------------------

         a. In order to determine the holders of record of the capital stork of the Corporation who are entitled to notice of meetings, to vote at a meeting or adjournment thereof, or to receive payment of any dividend, or for any other purpose, the Board of Directors may fix a datr not more than fifty (50) days prior to the date set for any of the abovementioned activities for such determination of shareholders.

         b. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten (10) days immediately preceding such meeting.

         c. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the date for such determination of shareholders, such date in any case to be not more than fifty (50) days and, in case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action, requiring such determination of shareholders is to be taken.

         d. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice or to vote at a meeting of shareholders, or to receive payment of a dividend, the date on which notice of the meeting is mailed at the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders.

BYLAWS  Page 2

         e. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof, unless the Board of Directors new record date under this section for the adjourned meeting.

         f. The officer or agent having charge of the stock transfer books of the Corporation shall make, as of a date at least ten (10) days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, with the address of each shareholder and the number and class and series, if any, of shares held by each shareholder. Such list shall be kept on file at the registered office of the Corporation or at the office of the transfer agent or registrar of the Corporation for a period of ten (10) days prior to such meeting and shall be available for inspection by any shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of any meeting of shareholders and shall be subject to inspection by any shareholder at any time during the meeting.

         g. The original stock transfer books shall be prima facie evidence as to the shareholders entitled to examine such list or stock transfer books or to vote at any meeting of shareholders.

         h. If the requirements of Subsection 5(f) of this Article II have not been substantially complied with then, on the demand of any shareholder in person or by proxy, the meeting shall be adjourned until such requirements an complied with.

         i. If no demand pursuant to Section 5(h) is made, failure to comply with the requirements of this Section shall not affect the validity of any action taken at such meeting.

         j. Subsection 5(g) of this Article II shall be operative only at such time(s) as the Corporation shall have six (6) or more shareholders.

         Section 6.        Quorum
                           ------

         a. At any meeting of the shareholders of the Corporation, the presence, in person or by proxy, of Shareholders owning a majority of the issued and outstanding shares of the capital stock of the Corporation entitled to vote thereat shall be necessary to constitute a quorum for the transaction of any business. If a quorum is present the affirmative vote of a majority of the shares represented at such meeting and entitled to vote on the subject matter shall be the act of the shareholders. If there shall not be a quorum at any meeting of the shareholders of the Corporation, then the holders of a majority of the shares of the capital stock of the Corporation who shall be present at such meeting, in person or by proxy, may adjourn such meeting from time to time until holders of a majority of the shares of the capital stock shall attend. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally scheduled.

         b. The shareholders at a duly organized meeting having a quorum may continue to transact business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

         Section 7.        Presiding Officer; Order of Business.
                           -------------------------------------

         a. Meetings of the shareholders shall be presided over by the Chairman of to Board, or, if he is not present, by the President, if be is not present, by a Vice President or, if none of the Chairman of the Board, the President, or a Vice President is present the meeting shall be presided over by a Chairman to be chosen by a plurality of the shareholders entitled to vote at the meeting who are present, in person or by proxy. The presiding officer of any meeting of th shareholders may delegate the duties and obligations of the presiding officer of the meeting as he sees fit.

         b. The Secretary of the Corporation, or, in his absence, an Assistant Secretary shall act as Secretary of every meeting of shareholders, but if neither the Secretary nor an Assistant Secretary is present, the presiding officer of the meeting shall choose any person present to act as Secretary of the meeting

BYLAWS  Page 3

         c. The order of business shall be as follows:

              1. Call of meeting to order.

              2. Proof of notice of meeting.

              3. Reading of minutes of last previous shareholders meeting or a Waiver thereof.

              4. Reports of officers.

              5. Reports of committees.

              6. Election of directors.

              7. Regular and miscellaneous business.

              8. Special matters.

              9. Adjournment.


         d. Notwithstanding the provisions of Article II, Section 7, Subsection c, the order and topics of business to be transacted at any meeting shall be determined by the presiding officer of the meeting in his sole discretion. In no event shall any variation in the order of business or additions and deletions from the order of business as specified in Article II, Section 7, Subsection c, invalidate any actions properly taken at any meeting.

         Section 8.        Voting.
                           -------

         a. Unless otherwise provided for in the Certificate of Incorporation, each shareholder shall be entitled, at each meeting and upon each proposal to be voted upon, to one vote for each share of voting stock recorded in his name on the books of the Corporation on the record date fixed as provided for in Article II, Section 5.

         b. The presiding officer at any meeting of the shareholders shall have the power to determine the method and means of voting when any matter is to be voted upon. The method and means of voting may include, but shall not be limited to, vote by ballot, vote by hand or vote by voice. However, no method of voting may be adopted which fails to take account of any shareholder's right to vote by proxy as provided for in Section 10 of this Article II. In no event may any method of voting be adopted which would prejudice the outcome of the vote.

         Section 9.        Action Without Meeting.
                           -----------------------

         a. Any action required to be taken at any annual or special meeting of shareholders of the Corporation, or any action which may be taken at any annual or special meeting of such shareholders, may be taken without a without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. If any class of shares is entitled to vote thereon as a class, such written consent shall be required of the holders a majority of the shares of each class of shares to vote thereon.

         b. Within ten (10) days after obtaining such authorization by written consent, notice must be given to those shareholders who have not consented in writing. The notice shall fairly summarize the material features of the authorized action and, if the action be a merger, consolidation or sale or exchange of assets for which dissenters' rights are provided under the Colorado Business Corporation Act, the notice shall contain a clear statement of do right of the shareholders dissenting therefrom to be paid the fair value of their shares upon compliance with further provisions of the Colorado Business Corporation Act regarding the rights of dissenting shareholders.

         c. In the event that the action to which the shareholders' consent is such as would have required the filing of a certificate under the Colorado Business Corporation Act if such action had been voted on by shareholders at a meeting thereof, the certificate filed under such other section shall state that written consent has been given in accordance with the provisions of this Article II, Section 9.



BYLAWS  Page 4

         Section 10.       Proxies.
                           --------

         a. Every shareholder entitled to vote at a meeting of shareholders or to express consent or dissent without a meeting, or his duly authorized attorney-in-fact may authorize another person or persons to act for him by proxy.

         b. Every proxy must be signed by the shareholder or his attorney-in-fact. No proxy shall be valid after the expiration of eleven (11) months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the shareholder executing it except as otherwise provided in this Article II, Section 10.

         c. The authority of the holder of a proxy to act shall not be revoked by the incompetence or death of the shareholder who executed the proxy unless, before the authority is exercised, written notice of an adjudication of such incompetence or of such death is received by the corporate officer responsible for maintaining the list of shareholders.

         d. Except when other provisions shall have been made by written agreement between the parties, the record holder of shares held as pledges or otherwise as security or which belong to another, shall issue to the pledgor or to such owner of such shares, upon demand therefor and payment of necessary expenses thereof, a proxy to vote or take other action thereon.

         e. A proxy which states that it is irrevocable is irrevocable when it is held by any of the following or a nominee of any of the following: (i) a pledgee; (ii) a person who has purchased or agreed to purchase the shares; (iii) a creditor or creditors of the Corporation who extend or continue to extend credit to the Corporation in consideration of the proxy, if the proxy states that it was given in consideration of such extension or continuation of credit, the amount thereof, and the name of the person extending or continuing credit;
(iv) a person who has contracted to perform services as an officer of the Corporation, if a proxy is required by the contract of employment, if the proxy states that it was given in consideration of such contract of employment and states the name of the employee and the period of employment contacted for, and
(v) a person designated by or under an agreement as provided in Article XI hereof.

         f. Notwithstanding a provision in a proxy stating that it is irrevocable, the proxy becomes revocable after the pledge is redeemed, or the debt of the Corporation is paid, or the period of employment provided for in the contract of employment has terminated or the agreement under Article XII hereof, has terminated and, in a case provided for in Subsection 10(e)(iii) or Subsection 10(e)(iv) of this Article II becomes irrevocable three years after the date of the proxy or at the end of the period, if any, specified therein, whichever period is less, unless the period of irrevocability is renewed from time to time by the execution of anew irrevocable proxy as provided in this
Article II, Section 10. This Subsection 10(f) does not affect the duration of a proxy under Subsection 10(b) of this Article II.

         g. A proxy may be revoked, notwithstanding a provision making it irrevocable by a purchaser of shares without knowledge of the existence of the provision unless the existence of the proxy and its irrevocability is noted conspicuously on the face or back of the certificates representing such shares.

         h. If a proxy for the same shares confers authority upon two (2) or more persons and does not otherwise provide a majority of such persons present at the meeting, or if only one is present, then that one may exercise all the powers confered by the proxy. If the proxy holders present at the meeting are equally divided as to the right and manner of voting in any particular case, the voting of such shares shall be prorated.

         i. If a proxy expressly so provides, any proxy holder may appoint in writing a substitute to act in his place.

         Section 11.       Voting of Shares by Shareholders.
                           ---------------------------------

         a. Shares standing in the name of another corporation, domestic or foreign, may be voted by the officer, agent, or proxy designated by the Bylaws of the corporate shareholder, or, into absence diary applicable Bylaw, by such person as the Board of Directors of the corporate shareholder may designate. Proof of such designation may be

BYLAWS  Page 5
made by presentation of a certified copy of the Bylaws or other instrument of the corporate shareholder. In the absence of any such designation, or in case of conflicting designation by the corporate shareholder, the Chairman of the Board, President, any vice president, secretary and treasurer of the corporate shareholder, in that order shall be presumed to possess authority to vote such shares.

          b. Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

          c. Shares standing in the name of a receiver may be voted by such receiver. Shares held by or under the control of a receiver but not standing in the name of such receiver, may be voted by such receiver without the transfer thereof into his name if authority to do so is contained in an appropriate order of the court by which such receiver was appointed.

          d. A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledge.

          e. Shares of the capital stock of the Corporation belonging to the Corporation or held by it in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares.

                                   ARTICLE III

                                    Directors
                                    ---------

         Section 1.        Board of Directors; Exercise of Corporate Powers.
                           -------------------------------------------------

          a. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of the Board of Directors except as may be otherwise provided in the Articles of Incorporation. If any such provision is made in The Articles of Incorporation, the powers and duties conferred or imposed upon the Board of Directors, shall be exercised or performed to such extent and by such person or persons as shall be provided in the Articles of Incorporation.

         b. Directors need to be residents of the state of incorporation unless the Articles of Incorporation so require.

          c. The Board of Directors shall have authority to fix the compensation of Directors unless otherwise provided in the Articles of Incorporation.

          d. A Director shall perform big duties as a Director, including his duties as a member of any committee of the Board upon which be may serve, in good faith, in a manner he reasonably believes to be in the beat interests of the Corporation, and with such care as an ordinary prudent person in a like position would use under similar circumstances.

          e. In performing his duties, a Director shall be entitled to rely on information, opinion, reports or statements including financial data, in each case prepared or presented by: (i) one or more officers or employees of the Corporation whom the Director reasonably believes to be reliable and competent in the matters presented; (ii) counsel, public accountants or other persons as to matters which the Director reasonably believes to be within such persons professional or expert competence; or (iii) a committee of the Board upon which he does not serve, duly designated in accordance with a provision of the Articles of Incorporation or the Bylaws, as to matters within its designated authority, which committee the Director reasonably believes to merit confidence.





BYLAWS  Page 6

          f. A Director shall not be considered to be acting in good faith if he has knowledge concerning the matter in question that would cause such reliance described in Subsection 1(e) of this Article III to be unwarranted.

          g. A person who performs his duties in compliance with this Article III, Section 1 shall have no liability by reason of being or having been a Director of the Corporation.

         h. A Director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken consents thereto unless he votes against such action or abstains from voting in respect thereto because of an asserted conflict of interest.

         Section 2.     Number; Election Classification of Directors; Vacancies.
                        --------------------------------------------------------

         a. The Board of Directors of this Corporation shall consist of not less than two (2) nor more than seven (7) members, unless the number of shareholders is less than two, in which the Corporation shall one director until such time as the number of shareholders increase to two or more. The number of directors shall be fixed by the initial Board of Directors. The number of directors constituting the initial Board of Directors shall be fixed by the Articles of Incorporation. The number of directors may be increased from time to time by the Board of Directors, but no decrease have the effect of shortening the term of any incumbent director.

          b. Each person named in the Articles of Incorporation as a member of the initial Board of Directors, shall hold office until the first annual meeting of shareholders, and until his successor shall have been elected and qualified or until his earlier resignation, removal from office or death.

          c. At the first annual meeting of shareholders and at each annual meeting thereafter the shareholders shall elect directors to hold office until the next succeeding annual meeting, except in case of the classification of directors as permitted by the Colorado Business Corporation Act. Each director shall hold office for the term for which he is elected and until his successor shall have been elected and qualified or until his earlier resignation, removal from office or death.

         d. The shareholders, by amendment to these Bylaws, may provide that the directors be divided into not more than four classes, as nearly equal in number as possible, whose terms of office shall respectively expire at different times, but no such term shall continue longer than four (4) years, and at lead one-fifth (1/5) in number of the directors shall be elected annually.

          e. If directors are classified and the number of directors is thereafter changed, any increase or decrease in directorships shall be so apportioned as to make the classes as to make all classes as nearly equal in number as possible.

          f. Any vacancy occurring in the Board of Directors including any vacancy created by reason of an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall hold office only until the next election of directors by the shareholders.

         Section 3.        Removal of Directors.
                           ---------------------

          a. At a meeting of shareholders called expressly for that purpose, directors may be removed in the manner provided in this Article III, Section 3. Any director or the entire Board of Directors may be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote at an election of directors.

          b. If the Corporation has cumulative voting, if less than the entire Board is to be removed no one of the directors may be removed if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire Board of Directors, or, if there be classes of directors, at an election of the class of directors of which he is a member.





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
         Section 4.        Director Quorum and Voting.
                           ---------------------------

          a. A majority of the number of directors fixed in the manner provided in these Bylaws shall constitute a quorum for the transaction of business unless a greater number if required elsewhere in these Bylaws.

          b. A majority of the members of an Executive Committee or other committee shall constitute a quorum for the transaction of business at any meeting of such Executive Committee or other committee.

          c. The act of the majority of the directors present at a Board meeting at which a quorum is present shall be the act of the Board of Directors.

          d. The act of a majority of the members of an Executive Committee present at an Executive Committee meeting at which a quorum is present shall be the act of the Executive Committee.

          e. The act of a majority of the members of any other committee present at a committee meeting at which a quorum is present shall be the act of the committee.

         Section 5.        Director Conflicts of Interest.
                           -------------------------------

          a. No contract or other transaction between this Corporation and one or more of its directors or any other Corporation, firm, association or entity in which one or more of its directors are directors or officers, or are financially interested, shall be either void or voidable because of a relationship or interest or because such director or directors an present at the meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction or because his or their votes are counted for such purpose, if:

                  (i) The fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors; or

                  (ii) The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent; or

                  (iii) The contract or transaction is fair and reasonable as to the Corporation at the time it is authorized by the Board, a committee, or the shareholders.

          b. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or action.

         Section 6.       Executive and Other Committee; Designation; Authority.
                          ------------------------------------------------------

         a. The Board of Directors, by resolution adopted by a majority of do full Board of Directors, may designate from among its members an Executive committee and one or more other committees each of which, to the extent provided in such resolution of In the Articles of Incorporation or these Bylaws, shall have and may exercise all the authority of the Board of Directors, except that no such committee shall have authority to: (i) approve or recommend to shareholders actions or proposals required by the Colorado Business Corporation Act to be approved by shareholders; (ii) designate candidates for the office of director for purposes of proxy solicitation or otherwise; (iii) fill vacancies on the Board of Directors of any committee thereof; (iv) amend the Bylaw, or (v) authorize or approve the issuance or sale of, or any contract to issue or sell, shares or designate the terms of a series of class of shares, unless the Board of Directors, having acted regarding general authorization for the issuance or sale of shares, or any contract therefor, and in the case of a series, the designation thereof, has specified a general formula or method by resolution by adoption of a stock option or other plan, authorized a committee to fix the terms upon which such shares may be issued or sold, including without limitation, the price, the rate or manner of payment of dividends provisions for

BYLAWS  Page 8
redemption, sinking fund, conversion, and voting preferential rights, and provisions for other featrues of a class of shares, or a series of class of shares, with full power in such committee to adopt any final resolution setting forth all the terms thereof and to authorize the statement of the terms of a series for filing with the Secretary of State under the Colorado Business Corporation Act.

          b. The Board, by resolution adopted in accordance with Article III, Subsection 6(a) may designate one or more directors as alternate members of any such committee, who may act in the place and stead of any absent member or members at any meeting of such committee.

          c. Neither the designation of any such committee, the delegation thereto of authority, nor action by such committee pursuant to such authority shall alone constitute compliance by any member of the Board of Directors, not a member of the committee in question, with his responsibility to act in good faith, in a manner he reasonably believes to be in the best interests of the Corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances.

         Section 7.        Place, Time, Notice, and Call of Directors' Meetings.
                           -----------------------------------------------------

         a. Meetings of the Board of Directors, regular or special, may be held either within or without this state.

         b. A regular meeting of the Board of Directors of the Corporation shall be held for the election of officers of the Corporation and for the transaction of such other business as may come before such meeting as promptly a practicable after the annual meeting of the shareholders of this Corporation without the necessity of other notice than this Bylaw. Other regular meetings of the Board of Directors of the Corporation may be held at such times and at such pieces as the Board of Directors of the Corporation may from time to time resolve without other notice than such resolution. Special meetings of the Board of Directors may be held at any time upon call of the Chairman of the Board or the President or a majority of the Directors of the Corporation, at such time and at such place as shall be specified in the call thereof. Notice of any special meeting of the Board of Directors shall be given at least two (2) days prior thereto, if by written notice delivered personally; or at least five (5) days prior thereto, if mailed; or at least two (2) days prior thereto, if by telegram; at least two
(2) days prior thereto, if by telephone. If such notice is given by mail, such notice shall be deemed to have been delivered when deposited with the United States Postal Service addressed to the business address of such director with, postage thereon prepaid. If notice be given by telegram, such notice shall be deemed delivered when the telegram is delivered to the telegraph company. If notice is given by telephone, such notice shall be deemed delivered when the call is completed.

         c. Notice of a meeting of the Board of Directors need so be given to any director who signs a waiver of notice either before or after the meeting. Attendance of a director at a meeting shall constitute a waiver of notice of such and waiver of any and all objections to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a director states at the beginning of the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

          d. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

          e. A majority of the directors present, whether or not a quorum exists, may adjourn any meeting of the Board of Directors to another time and place. Notice of any such adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other directors.

         f. Members of the Board of Directors may participate a meeting of such Board by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.



BYLAWS  Page 9

         Section 8.        Action by Directors Without a Meeting.
                           --------------------------------------

          Any action required by the Colorado Business Corporation Act to be taken at a meeting of the directors of the Corporation, or a committee thereof, may be taken without a meeting if a consent in writing, setting forth the action so to be taken, signed by all of the directors, or all of the members of the committee, as the case may be, is filed in the minutes of the proceedings of the Board or of the committee. Such consent shall have the same effect as a unanimous vote.

         Section 9.        Compensation.
                           -------------

          The directors and members of the Executive and any other committee of the Board of Directors shall be entitled to such reasonable compensation for their services and on such basis as shall be fixed from time to time by resolution of the Board of Directors. The Board of Directors and members of any committee of the Board of Directors shall be entitled to reimbursement for any reasonable expenses incurred in attending any Board or committee meeting. Any director receiving compensation under this section shall not be prevented from serving the Corporation in any other capacity and shall not be prohibited from receiving reasonable compensation for such other services.

         Section 10.       Resignation.
                           ------------

         Any Director of the Corporation may resign at any time without acceptance by the Corporation. Such resignation shall be in writing and may provide that such resignation shall take effect immediately or on any future date stated in such notice.

         Section 11.       Removal.
                           --------

          Any Director of the Corporation may be removed for cause by a majority vote of the other members of the Board of Directors as then constituted or with or without cause by the vote of the holders of a majority of the outstanding shares of capital stock shareholders of the Corporation called for such purpose.
Section 12.

         Section 12.       Vacancies.
                           ----------

         In the event a vacancy shall occur on the Board of Directors of the Corporation whether because of death, resignation, removal, an increase in the number of directors or any other reason, such vacancy may be filled by the vote of a majority of the remaining directors of the Corporation even though such remaining directors represent less than a quorum. An increase in the number of directors shall create vacancies for the purpose of this section. A director of the Corporation elected to fill a vacancy shall hold office for the unexpired term of his predecessor, or in the case of an increase in the number of directors, until the election and qualification of directors at the next annual meeting of the shareholders.

                                   ARTICLE IV

         Section 1.        Election; Number; Terms of Office.
                           ----------------------------------

          a. The officers of the Corporation shall consist of a Chairman of the Board, a President, a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors at such time and in such manner as may be prescribed by these Bylaws. Such other officers and assistant officers and agents as may be deemed necessary may be elected or appointed by the Board of Directors.

         b. All officers and agents, as between themselves and the Corporation, shall have such authority and perform such duties in the management of the Corporation as are provided in these Bylaws, or as may be determined by resolution of the Board of Directors so inconsistent with these Bylaws.

BYLAWS  Page 10

         c. Any two (2) or more offices may be held by the same person except the offices of the President and Secretary.

         d. A failure to elect a Chairman of the Board, President, a Secretary and a Treasurer shall not affect the existence of the Corporation.

         Section 2.        Removal.
                           --------

          An officer of the Corporation shall hold office until the election and qualification of his successor; however, any officer of the Corporation may be removed from office by the Board of Directors whenever in its judgment the best interests of the Corporation will be served thereby. Such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of any officer shall not of itself create any contract right to employment or compensation

         Section 3.        Vacancies.
                           ----------

          Any vacancy in any office from any cause may be filled for the unexpired portion of the term of such office by the Board of Directors.

         Section 4.        Powers and Duties.
                           ------------------

          a. The Chairman of the Board shall be the Chief Executive Officer of the Corporation. The Chairman of the Board shall preside at all meetings of the shareholders and of the Board of Directors. Except where by law the signature of the President is required or unless the Board of Directors shall rule otherwise, the Chairman of the Board shall the same power as the President to sign all certificates, contracts and other instruments of the Corporation which may be authorized by the Board of Directors. Unless a Chairman of the Board is specifically elected, the President shall be deemed to be the Chairman of the Board.

         b. The President shall be the Chief Operating Officer of the Corporation. He shall be responsible for the day-to-day supervision of the business and affairs of the Corporation. He shall sign or countersign all certificates, contracts or other instruments of the Corporation as authorized by the Board of Directors. He may, but need not, be a member of the Board of Directors. In the absence of the Chairman of the Board, the President shall be the Chief Executive Officer of the Corporation, and shall preside at all meeting of the shareholders and the Board of Directors. He shall make reports to the Board of Directors and shareholders. He shall perform such other duties as are incident to his office or are properly required of him by the Board of Directors. The Board of Directors will at all times retain the power to expressly delegate the duties of the President to any other officer of the Corporation.

         c. The Vice-President(s), if any, in the order designated by the Board of Directors, shall exercise the functions of the President during the absence, disability, death, or refusal to act of the President. During the time that any Vice-President is properly exercising the functions of the President, such Vice-President shall have all the powers of and be subject to all the restriction upon the President. Each Vice-President shall have such other duties as we assigned to him from time to time by the Board of Directors or by the President of the Corporation.

          d. The Secretary of the Corporation shall keep the minutes of the meetings of the shareholders of the Corporation and, if so requested, the Secretary shall keep the minutes of the meetings of On Board of Nectars of the Corporation. The Savory shall be the custodian of the minute books of the Corporation and such other books and records of the Corporation as the Board of Directors of the Corporation may direct. The Secretary shall make or cause to be made all proper entries in all corporate books that the Board of Directors of the Corporation may direct. The Secretary shall have the general responsibility for maintaining the stock transfer books of the Corporation, or of supervising the maintenance of the stock transfer books of the Corporation by the transfer agent, if any, of the Corporation. The Secretary shall be the custodian of the corporate seal of the Corporation and shall affix the corporate seal of the Corporation on contracts and other instruments as the Board of Directors of the Corporation may direct.


BYLAWS  Page 11

The Secretary shall perform such other duties as are assigned to him from time to time by the Board of Directors or the President of the Corporation.

          e. The Treasurer of the Corporation shall have custody of all funds and securities owned by the Corporation. The Treasurer shall cause to be entered regularly in the proper books of account of the Corporation full and accurate accounts of the receipts and disbursements of the Corporation. The Treasurer of the Corporation shall render a statement of cash, financial and other accounts of the Corporation whenever he is directed to render such a statement by the Board of Directors or by the President of the Corporation. The Treasurer shall at all reasonable times make available the Corporation's books and financial accounts to any Director of the Corporation during normal business hours. The Treasurer shall perform all other acts incident to the office of the Treasurer of the Corporation, and he shall have such other duties as are assigned to him from time to time by the Board of Directors or the President of the Corporation.

         f. Other subordinate or assistant officers appointed by the Board of Directors or by the President, if such authority is delegated to him by the Board of Directors, shall exercise such powers and perform such duties as may be delegated to them by the Board of Directors or by the President, as the case may be.

         g. In case of the absence or disability of any officer of the Corporation and of any person authorized to act in his place during such period of absence or disability, the Board of Directors may from time to time delegate the powers and duties of such officer to any other officer or any director or any other person whom it may select.

         Section 5.        Salaries.
                           ---------

          The salaries of all Officers of the Corporation shall be fixed by the Board of Directors. No officer shall be in ineligible to receive such salary by reason of the fact that he is also a Director of the Corporation and receiving compensation therefor.

                                    ARTICLE V
                        Loans to Employees and Officers:
                       Guaranty of Employees and Officers
                       ----------------------------------

          This Corporation may lend money to, guarantee any obligation of, or otherwise assist any officer or other employee of the Corporation or of a subsidiary, including any officer or employee who is a Director of the Corporation or of a subsidiary, whenever, a the judgement of the Directors, such low guaranty at assistance may reasonably be expected to benefit the Corporation. The loan, guaranty or other assistance may be with or without interest, and may be unsecured, or secured in such manner as the Board of Directors shall approve including, without limitation, a pledge of shares of stock of the Corporation. Nothing in this Article shall be deemed to deny, limit or restrict the powers of guaranty or Warranty of this Corporation at common law or under any statute.

                                   ARTICLE VI
                  STOCK CERTIFICATES; VOTING TRUSTS; TRANSFERS
                  --------------------------------------------

         Section 1.        Certificates Representing Shares.
                           ---------------------------------

         a. Every holder of shares in this Corporation shall be entitled to one or more certificates, representing all shares to which be is entitled and such certificates shall be signed by the President or a Vice President and the Secretary or an Assistant Secretary of the Corporation and may be sealed with the seal of the Corporation or a facsimile thereof. The signatures of the President or Vice President and the Secretary or Assistant Secretary may be facsimiles if the certificate is manually signed on behalf a of a transfer agent or a registrar, other than the Corporation itself or an employee of the Corporation. In case any officer who signed or whose facsimile signature has been placed upon such certificate






BYLAWS  Page 12
shall have ceased to be such officer before such certificate is issued, it may be used by the Corporation with the same effect as if he were such officer at the date of its issuance.

         b. Each certificate representing shares shall state upon the face thereof: (i) the name of the Corporation; (ii) that the Corporation is organized under the laws of this state; (iii) the name of the person or persons to whom issued; (iv) the number and class of shares, and the designation of the series, if any, which such certificate represents; and (v) the par value of each share represented by such certificate, or a statement that the shares are without par value.

         c. No certificate shall be issued for any shares until such shares are fully paid.

         Section 2.        Transfer Book.
                           --------------

          The Corporation shall keep at its registered office or principal place of business or in the office of its transfer agent or registrar, a book (or books where more than one kind, class, or series of stock is outstanding) to be known as the Stock Book, containing the names, alphabetically arranged, addresses and Social Security numbers of every shareholder, and the number of shares of each kind, class or series of stock held of record. Where the Stock Book is kept in the office of the transfer agent, the Corporation shall keep at its office in the State of Colorado copies of the stock lists prepared from said Stock Book and sent to it from time to time by said transfer agent. The Stock Book or stock lists shall show the current status of the ownership of shares of the Corporation provided, if the transfer agent of the Corporation be located elsewhere, a reasonable time shall be allowed for transit or mail.

         Section 3.        Transfer of Shares.
                           -------------------

         a. The name(s) and address(s) of the person(s) to whom share of stock of this Corporation are issued, be entered on the Stock Transfer Books of the Corporation, with the number of shares and date of issuance.

         b. Transfer of shares of the Corporation shall be made on the Stock Transfer Books of the Corporation by the Secretary or the transfer agent, only when the holder of record thereof or the legal representative of such holder of record or the attorney-in-fact of such holder of record, authorized by power of attorney duly executed and filed with the Secretary or transfer agent of the Corporation, shall surrender the Certificate representing such shares for cancellation. Lost, destroyed or stolen Stock Certificates shall be replaced pursuant to Section 5 of this Article VI.

         c. The person or persons in whose names shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner of such shares for all purposes, except as otherwise provided pursuant so section 10 and 11 of Article II, or Section 4 of this Article VI.

         Section 4.        Voting Trusts
                           -------------

         a. Any number shareholders of the Corporation may create a voting trust for the purpose of conferring upon a trustee or trustees the right to vote or otherwise represent their shares, for a period not to exceed ten (10) years, by:
(i) entering into a written voting trust (ii) depositing a counterpart of the agreement with the Corporation at its registered office; and (iii) transferring their shares to such trustee or trustees for the purposes of this Agreement. Prior to the recording of the Agreement, the shareholder concerned shall tender the stock certificate(s) described therein so the Corporate secretary who shall note on each certificate:

            "This Certificate is subject to the provisions of a voting
             trust agreement dated      , recorded in Minute Book of the
             Corporation.

                                  --------------------------
                                                   Secretary"

         b. Upon the transfer of such shares, voting trust certificates shall be issued by the trustee or trustees to shareholders who transfer their share in trust. Such trustee or trustees shall keep a record of the holders of the voting

BYLAWS  Page 13
trust certificates evidencing a beneficial interest in the voting trust, giving the names and addresses of all such holders and the number and class of the shares in respect of which the voting trust certificates held by each are issued, and shall deposit a copy of such record with the Corporation at its registered office.

          b. Upon the transfer of such shares, voting trust certificates shall be issued by the trustee or trustees to the shareholders who transfer their shares in trust. Such trustee or trustees shall keep a record of the holders of the voting trust certificates evidencing a beneficial interest in the voting trust, giving the names and addresses of all such holders and the number and class of the shares in respect of which the voting trust certificates held by each are issued, and shall deposit a copy of such record with the Corporation at its registered office.

         c. The counterpart of the voting trust agreement and the copy of such record so deposited with the Corporation shall be subject to the same right of examination by a shareholder of the Corporation, in person or by agent or attorney, as are the books and records of the Corporation, and such counterpart and such copy of such record shall be subject to examination by any bolder of record of voting trust certificates either in person or by agent or attorney, at any reasonable time for any proper purpose.

         d. At any time before the expiration of a voting trust agreement as originally fixed or as extended one or more times under this Article VI, Subsection 4(d) one or more holders of voting trust certificates may, by agreement in writing, extend the duration of such voting trust agreement, nominating the same or substitute trustee or trustees, for an additional period not exceeding ten (10) years. Such extension agreement shall not affect the rights or obligations of persons not parties to the agreement, and such persons shall be entitled to remove their shares from the trust and promptly to have their stock certificates reissued upon the expiration date of the original term of the voting trust agreement. The extension agreement shall in every respect comply with and be subject to all the provisions of this Article VI, Section 4 applicable to the original voting trust agreement except that the ten (10) year maximum period of duration shall commence on the date of adoption of the extension agreement.

         e. The trustees under the terms of the agreements entered into under the provisions of this Article VI, Section 4 shall not acquire the legal title to the shares but shall be vested only with the legal right and title to the voting power which is incident to the ownership of the shares.

         Section 5.        Lost, Destroyed, or Stolen Certificates.
                           ----------------------------------------

          No certificate representing shares of the stock in the Corporation shall be issued in place of any Certificate alleged to have been lost, destroyed, or stolen except on production of evidence, satisfactory to the Board of Directors, of such loss, destruction or theft, and, if the Board of Directors so requires, upon the furnishing of an indemnity bond in such amount (but not to exceed twice the fair market value of the shares represented by the Certificate) and with such terms and with such surety as the Board of Directors may, in its discretion, require.

                                   ARTICLE VII
                                Books and Records
                                -----------------

         a. The Corporation shall keep correct and complete books and records of account and shall keep minutes of the proceedings of its shareholders, Board of Directors and committees of Directors.

         b. Any books, records and minutes may be in written form or in any other form capable of being converted into written form within a reasonable time.

         c. Any person who shall have been a bolder of record of one quarter of one percent of all shares or of voting trust certificates therefor at least six months immediately preceding his demand or shall be the holder of record of, or the holder of record of voting trust certificates for, at least five (5%) percent of the outstanding shares of any class or series of the Corporation, upon written demand stating the purpose thereof, shall have the right to examine, in person



BYLAWS  Page 14
or by agent or attorney, at any reasonable time or times, for any proper purpose, its relevant books and records of account, minutes and record of shareholders and to make extracts therefrom.

         d. No shareholder who within two (2) years has sold or offered for sale any list of shareholders or of holders of voting trust certificates for shares of this Corporation or any other Corporation; has aided or abetted any person in procuring any list of shareholders or of holders of voting trust certificates for any such purpose; or has improperly used any information secured through any prior examination of the books and records of account, minutes, or record of shareholders or of holders of voting trust certificates for shares of the Corporation or any other Corporation; shall be entitled to examine the documents and records of the Corporation as provided in Subsection (c) of this Article
VII. No shareholder who does not act in good faith or for a proper purpose in making his demand shall be entitled to examine the documents and records of the Corporation as provided in Subsection (c) of this Article VII.

         e. Unless modified by resolution of the shareholders, this Corporation shall prepare not later than four (4) months after the close of each fiscal year:

              (i) A balance sheet showing in reasonable detail the financial conditions of the Corporation as of the date of its fiscal year.

              (ii) A profit and loss statement showing the results of its operation during its fiscal year.

         f. Upon the written request of any shareholder or holder of voting trust certificates for shares of the Corporation, the Corporation shall mail to such shareholder or holder of voting trust certificates a copy of its most recent balance sheet and profit and loss statement.

         g. Such balance sheets and profit and loss statements shall be filed and kept for at least five (5) years in the registered office of the Corporation in this state and shall be subject to inspection during business hours by any shareholder or holder of voting trust certificates.

                                   ARTICLE VII
                                    Dividends
                                    ---------

The Board of Directors of the Corporation, may from time to time, declare and the Corporation may pay dividends an its shares in cash, property or its own shares, except when the Corporation is insolvent or when the payment thereof would render the Corporation insolvent subject to the following provisions:

         a. Dividends in cash or property may be declared and paid, except as otherwise provided in this Article VII, only out of the and unrestricted earned surplus of the Corporation or out of capital surplus, however arising, but each dividend paid out of capital surplus shall be identified as a distribution of capital surplus, and the amount per share paid from such capital surplus shall be disclosed to the shareholders receiving the some concurrently with the distribution.

         b. Dividends may be declared and paid in the Corporation's treasury shares.

         c. Dividends way be declared and paid in the Corporations authorized but unissued shares out of any unreserved and unrestricted surplus of the Corporation upon the following conditions:

              (i) If a dividend is payable in the Corporation's own shares having a par value, such shares shall be issued at not less than the par value thereof and there shall be transferred to stated capital at the time such dividend is paid an amount of surplus equal to the aggregate par value of the shares to be issued as a dividend.

              (ii) If a dividend is Payable in the Corporation's own shares without par value, such shares shall be issued at such stated value as shall be fixed by the Board of Directors by resolution adopted at the time such dividend

BYLAWS  Page 15
is declared, and there shall be transferred to stated capital at the time such dividend is paid an amount of surplus equal to the aggregate stated value so fixed in respect of such shares; and the amount per share so transferred to stated capital shall be disclosed to the shareholders receiving such dividend concurrently with the payment thereof.

         d. No dividend payable in shares of any class shall be paid to the holders of shares of any other class unless the Articles of Incorporation so provide or such payment is authorized by the affirmative vote or written consent of the holders of at least a majority of the outstanding shares of the class in which the payment is to be made.

         c. A split up or division of the issued shares of any class into a greater number of shares of the same class without increasing the stated capital of the Corporation shall not be construed to be a stock dividend within the meaning of this Article VIII.

                                   ARTICLE IX
                                 Indemnification
                                 ---------------

         Section 1.  Action, etc. Other Than by or in the Right of the
                     -------------------------------------------------
                     Corporation.
                     -------------

         The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding or investigation, whether civil, criminal or administrative, and whether external or internal to the Corporation, (other than a judicial action or suit brought by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or that, being or having been such a director, officer, employee, or trustee or agent, he is or was serving at the request of the Corporation as a director, officer, employee, or trustee or agent of another corporation, partnership, joint venture, trust or other enterprise in (all such persons being referred to hereafter as an "Agent"), against expenses (including attorneys'
fees), judgments, fines and amounts paid is settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, or any appeal therein, if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful. The termination of any action, suit or proceeding -- whether by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent -- shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best in interests of the Corporation, and, with respect to any criminal action or proceeding, that such person had reasonable cause to believe that his conduct was unlawful

         Section 2.        Action, etc., by or in the Right of the Corporation.
                           ----------------------------------------------------

         The Corporation shall indemnify any person who was at is a party or is threatened to be made a party to any threatened, pending or completed judicial action or suit brought by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was an Agent (as defined above) against expenses (including attorneys' fees) actually and reasonably be incurred by him in connection with the defense, settlement or appeal of such action or suit if he acted in good faith and in a manner be reasonably believed to be in or not opposed to the bee interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter which as to which such person shall have been adjudged to be liable for gross negligence or willful misconduct in the performance of his or her duty to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnify for such expenses which the court shall deem proper.

         Section 3.        Determination of Right of Indemnification.
                           ------------------------------------------

         Any indemnification under Section 1 or 2 (unless ordered by a court) shall be made by the Corporation unless a determination is reasonably promptly made (i) by the Board by a majority vote of a quorum consisting of directors who were not parties to such action, suit at proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the

BYLAWS  Page 16
stockholders, that such person acted in bad faith and in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal proceeding, that such person believed or had reasonable cause to believe that his conduct was unlawful.

         Section 4.        Indemnification Against Expenses of Successful Party.
                           -----------------------------------------------------

          Notwithstanding the other provisions of this Article, to the extent that an Agent has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice or the settlement of an action without admission of liability, in defense of any proceeding or in defense of any claim, issue or matter therein, or on appeal from any such proceeding, action, claim or matter, such Agent shall be indemnified against all expenses incurred in connection therewith.

         Section 5.        Advances of Expenses.
                           ---------------------

          Except as limited by Section 6 of this Article, costs, charges and expenses (including attorneys' fees) incurred in any action, suit, proceeding or investigation or any appeal therefrom shall be paid by the Corporation in advance of the final disposition of such matter, if the Agent shall undertake to repay such amount in the event that it is ultimately determined, as provided herein, that such person is not entitled to indemnification. Notwithstanding the foregoing, no advance shall be made by the Corporation if a determination is reasonably and promptly made by the Board of Directors or if a majority vote of a quorum of disinterested directors cannot be obtained, then by independent legal counsel in a written opinion, that, based upon the facts known to the Board or counsel at the time such determination is made, such person acted in bad faith and a manner that such person did not believe to be in or not opposed to the best interest of the Corporation, or, with respect to any criminal proceeding, that such person believed or had reasonable cause to believe his conduct was unlawful. Is no event shall any advance be made in instances where the Board or independent legal counsel reasonably determines that such person deliberately breached his duty to the Corporation or its shareholders.

         Section 6.Right of Agent to Indemnification Upon Application: Procedure
                   -------------------------------------------------------------
                   Upon Application.
                   -----------------

         Any indemnification under Sections 1, 2 and 4 or advance under Section 5 of this Article, shall be made promptly, and in any event within ninety (90) days, upon the written request of the Agent, unless with respect to applications under Sections 1, 2 or 5, a determination is reasonably and promptly made by the Board of Directors by a majority vote of a quorum of disinterested directors that such Agent acted in a manner set forth in such Sections as to justify the Corporation's not indemnifying or making an advance to the Agent. In the event no quorum of disinterested directors is obtainable, the Board of Directors shall promptly direct that independent legal counsel shall decide whether the Agent acted in the manner set forth in such Sections as to justify the Corporation's not indemnifying or making an advance to the Agent. The right to indemnification or advances as granted by this Article shall be enforceable by the Agent in any court of competent jurisdiction, if the Board or independent legal counsel denies the claim, in whole or in part, or if no disposition of such claim is made within ninety (90) days. The Agent's costs and expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

         Section 7.        Contribution.
                           -------------

         In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Article is held by a court of competent jurisdiction to be unavailable to an indemnitee in whole or part, the Corporation shall, in such an event, after taking into account, among other things, contributions by other directors and officers of the Corporation pursuant to indemnification agreements or otherwise, and, in the absence of personal enrichment, acts of intentional fraud or dishonesty or criminal conduct on the part of the Agent, contribute to the payment of Agent's losses to the extent that, after other contributions are taken into account, such losses exceed: (i) in the case of a director of the Corporation or any of its subsidiaries who is not an officer of the Corporation or any of such subsidiaries, the amount of fees paid to him for serving as a director during the 12 months proceeding the commencement of the suit, proceeding or investigation; or (ii) in the case of a director of the Corporation or any of its subsidiaries who


BYLAWS Page 17
is also an officer of the Corporation or any of such subsidiaries, the amount set forth in clause (i) plus 5% of the aggregate cash compensation paid to said director for service in such office(s) during the 12 months preceding the commencement of the suit, proceeding or investigation; or (iii) in the case of an officer of the Corporation or any of its subsidiaries, 5% of the aggregate cash compensation paid to such officer of service in such office(s) during the 12 months preceding the commencement of such suit, proceeding or investigation.

         Section 8.        Other Rights and Remedies.
                           --------------------------

          The indemnification provided by this Article shall not be deemed exclusive of, and shall not affect, any other rights to which an Agent seeking indemnification may be entitled under any law, Bylaw, or charter provision, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors and administrators of such a person. All rights to indemnification under this Article shall be deemed to be provided by a contract between the Corporation and the Agent who serves in such capacity at any time while these Bylaws and other relevant provisions of the general corporation law and other applicable law, if any are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

         Section 9.        Insurance.
                           ----------

          Upon resolution passed by the Board, the Corporation may purchase and maintain insurance on behalf of any person who is or was an Agent against any liability asserted against such person and incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article. The Corporation may create a mist fund, grant a security interested or use other means (including, without limitation, a letter of credit) to ensure the payment of such sums may become necessary to effect indemnification as provided herein.

         Section 10.       Constituent Corporation.
                           ------------------------

         For the purposes of this Article, references to the "Corporation" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation, so that any person who is or was a director, officer, employee, agent or trustee of such a constituent corporation or who, being or having been such a director, officer, employee or trustee, of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provision of this Article with respect to the resulting or surviving corporation as such person would if be had served the resulting or surviving corporation in the same capacity.

         Section 11.  Other Enterprises, Fines and Serving at Corporation's
                      -----------------------------------------------------
                      Request.
                      ---------

          For purposes of this Article, references to "other enterprise" in Sections 1 and 10 shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service by Agent as director, officer, officer, employee, trustee or agent of the Corporation which imposes duties on, or involves services by, such Agent with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article.

         Section 12.       Savings Clause.
                           ---------------

         If this Article or any portion thereof shall be invalidated as any ground by any court of competent jurisdiction then the Corporation shall nevertheless indemnify each Agent as to expenses (including attorneys' fees), judgments, fines and amounts paid is settlement with respect to any action, suit, appeal proceeding or investigation, whether, civil

BYLAWS  Page 18

                                    ARTICLE X
                               Amendment of Bylaws
                               -------------------

         a. The Board of Directors shall have the power to amend, alter, or repeal these Bylaws, and to adopt new Bylaws, from time to time.

         b. The shareholders of the Corporation, may, at any annual meeting of the shareholders of the Corporation or at any special meeting of the shareholders of the Corporation called for the purpose of amending these Bylaws, amend, alter, or repeal these Bylaws, and adopt new Bylaws, from time to time.

         c. The Board of Directors shall not have the authority to adopt or amend any Bylaw if such new Bylaw of such amendment would be inconsistent with any Bylaw previously adopted by the shareholders of the Corporation. The shareholders may prescribe in any Bylaw made by them that such Bylaw shall not be altered, amended or repealed by the Board of Directors.

                                   ARTICLE XI
                             Shareholder Agreements
                             ----------------------

          Unless the share of this Corporation are listed on a national securities exchange or are regularly quoted by licensed securities dealers and brokers, all the shareholders of this Corporation may enter into agreements relating to any phase of business and affairs of the Corporation and which may provide for, among other things, the election of directors of the Corporation in a manner determined without reference to the number of shares of capital stock of the Corporation owned by its shareholders the determination of management policy, and division of profits. Such agreement may restrict the discretion of the Board of Directors and its management of the business of the Corporation or may treat the Corporation as if it, were a partnership or may arrange the relationships of the shareholders in a manner that would be appropriate only among partners. In the event such agreement shall be inconsistent in whole or in part with the Articles of Incorporation and/or Bylaws of the Corporation, the terms of such agreement shall govern. Such agreement shall be binding upon any transferee of shares of this corporation provided such transferee has actual notice thereof or a legend referring to such agreement is noted on the face or back of the certificate or certificates representing the shares transferred to such transferee.

                                   ARTICLE XII
                                   Fiscal Year
                                   -----------

         The Fiscal Year of this Corporation shall be determined by the Board of Directors.

Date:    4-24-96           /s/ Gary G. Clark
         -------         -----------------------
                                Secretary



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